UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 28, 2006
NNN Apartment REIT, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	333-130945 (Commission File Number)	20-3975609 (I.R.S. Employer Identification No.)

1551 N. Tustin Avenue, Suite 200 Santa Ana, California (Address of principal executive offices)		92705 (Zip Code)
Registrant’s telephone number, including area code: 714-667-8252
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Exhibit 10.14

Explanatory Note
This Form 8-K/A is filed as an amendment to our Current Report on Form 8-K filed on January 4, 2007. The purpose of this Form 8-K/A is to include Exhibit 10.14 which was previously omitted.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.14	Environmental Indemnity Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association
SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN Apartment REIT, Inc.
January 5, 2007	By:	/s/ Stanley J. Olander
		Name:	Stanley J. Olander
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
10.14	Environmental Indemnity Agreement dated December 28, 2006 by NNN Apartment REIT, Inc. in favor of Wachovia Bank, National Association